Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Healthient, Inc. (the "Company") on Form 10-Q for the for the quarter ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Katherine West, President and William Lindberg, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Katherine West	/s/ William Lindberg
Katherine West	William Lindberg
President	Chief Financial Officer

February 14, 2012	February 14, 2012